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                                                                  Exhibit 10.66

                             SECURED PROMISSORY NOTE

$__________                                                      January 3, 2002
                                                           San Diego, California

         FOR VALUE RECEIVED, [Full Name], an individual ("Promisor"), promises to pay to Genius Products, Inc., a Nevada corporation (the "Company"), the principal amount of _______________ Dollars and _____ Cents ($_______.__), with interest on such amount until paid, at the rate set forth below and payable as follows:

         1. INTEREST RATE. The amount of outstanding principal shall bear interest at the rate of six percent (6.0%) per annum. Interest shall accrue on the principal balance from and after January 3, 2002, and shall be calculated on the basis of a 365-day year.

         2. TERM. The term ("Term") of this Promissory Note ("Note") shall be from the date hereof until the Maturity Date, as defined herein.

         3. PAYMENTS. The outstanding principal balance, together with accrued and unpaid interest, and other charges or attorneys' fees shall be due and payable on the Maturity Date. Any payment hereunder shall be applied first to the payment of costs and charges of collection, if any, then in any manner which Company shall deem appropriate. All payments by Promisor shall be made either
(i) in lawful currency of the United States of America, by check drawn on sufficient funds made payable to Genius Products, Inc., or (ii) by delivery of shares of Common Stock of the Company. In the case of shares delivered to the Company as payment of principal of, or interest on, the Note, such shares shall be valued by the mutual agreement of the parties at (i) a price per share equal to the average closing price for the Company's Common Stock on the public markets in the United States during the immediately preceding ten (10) trading days; (ii) if lower than the price calculated using the method described in (i), the exercise price paid per share; or (iii) a price set between (i) and (ii).

         4. MATURITY DATE. The Maturity Date shall be January 3, 2004.

         5. GRANT OF SECURITY; PLEDGE OF STOCK. As security for amounts owing hereunder, or as may become owing in the future, Promisor hereby grants to Company a security interest in ___________________ shares of Common Stock of Company (the "Shares") as more fully set forth in the Pledge Agreement executed by Promisor, and in favor of Company, concurrently herewith and attached as Exhibit A (the "Pledge Agreement"), as well as all proceeds of and from such Shares, in whatever form, including but not limited to proceeds in the form of accounts, chattel paper, cash and stock dividends, inventory, fixtures, equipment, instruments, documents, general intangibles, deposit accounts, letters of credit, letter of credit rights, proceeds of written letters of credit, investment property, money, insurance and commercial tort claims.

         6. LIMITED RECOURSE. Company's recourse against Promisor is limited to the value of the Shares as defined in Paragraph 3 above at the time of an Event of Default. The Company shall be required to proceed against the Shares or other collateral securing this Note in an Event of Default as defined below.





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         7. DEFAULT/ACCELERATION. If Promisor shall default in the performance of any of Promisor's obligations under the Pledge Agreement or this Note (hereinafter called an "Event of Default"), then, upon the occurrence of any such Event of Default, or upon the expiration of the term of this Note, Company at its election, and without presentment, demand, or notice of any kind, all of which are hereby expressly waived by Promisor, may declare the entire outstanding balance of principal and interest on this Note immediately due and payable, together with all costs of collection, including attorneys' fees, and may enforce its remedies with respect to any security, including all rights under the Pledge Agreement, for the obligations hereunder.

         8. NO WAIVER BY COMPANY. The acceptance by Company of any payment under this Note after the date such payment is due, or the failure to declare an Event of Default as herein provided, shall not constitute a waiver of any of the terms of this Note or the right to require the prompt payment when due of future or succeeding payments or to declare an Event of Default for any failure to so pay or for any other default. The acceptance by Company of a payment of a portion of any amount then due in full shall not cure or excuse the default caused by the failure to pay such amount in full and shall not constitute a waiver of the right to require full payment.

         9. ATTORNEYS' FEES AND COSTS. In the event Company takes any action to enforce any provision of this Note, either through legal proceedings or otherwise, Promisor promises to immediately reimburse Company for all reasonable attorneys' fees and all other costs and expenses so incurred. Promisor shall also reimburse Company for all attorneys' fees and costs reasonably incurred in the representation of Company in any bankruptcy, insolvency or other debtor-relief proceeding of or relating to Promisor.

         10. WAIVERS. Promisor, endorsers, guarantors and sureties of this Note hereby waive diligence, demand, presentment, notice of non-payment, protest and notice of protest; expressly agree that this Note, or any payment hereunder, may be renewed, modified or extended from time to time and at any time; and consent to the acceptance or release of security for this Note or the release of any party or guarantor, all without in any way affecting their liability and waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any guaranty thereof, or to any agreement to pay the same to the full extent permissible by law. Promisor consents to the acceptance, release or substitution of or the impairment of the value of any interest in any collateral for the Note or obligations hereunder or the release of any party or guarantor liable (primarily or secondarily) hereon or herefor, without notice to them, all without in any way affecting their liability. Promisor hereby waives all defenses based upon suretyship or impairment of collateral, and to the extent that they are sureties, guarantors or accommodation parties, any and all protections or defenses available to sureties, guarantors or accommodation parties under the California Commercial, California Civil Code sections 2787 to and including 2855, 2899 and 3433, and any other applicable California law.

         11. NEGOTIABILITY AND ASSIGNMENT. The terms of this Note shall inure to the benefit of and bind the parties hereto and their successors and assigns. Promisor represents and warrants to Company that the obligations hereunder arise out of or in connection with business purposes and do not relate to any personal, family or household purpose. As used herein the term "Promisor" shall include the undersigned Promisor and any other person or entity who may subsequently become liable or responsible for the payment hereof. The term "Company" shall include Genius Products, Inc. as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned. Company and Promisor agree that this Note is fully negotiable and assignable by Company. Promisor may not convey, transfer or assign this Note.

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         12. PREPAYMENT. Promisor may prepay this Note in full or in part at any time without prepayment charge.

         13. MISCELLANEOUS.

                  13.1. ENTIRE AGREEMENT. This Note and the written agreements referred to herein and executed in connection herewith constitute the entire understanding between Promisor and Company with respect to the subject matter hereof, and supersede all negotiations, prior discussions or other agreements, oral or written.

                  13.2. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of State of California without regard to the conflicts of laws principles thereof.

                  13.3. AMENDMENT. This Note may only be amended or modified by the written agreement of Promisor and Company.

                  13.4. SEVERABILITY. If any of the provisions of this Note is held invalid under any law, such invalidity shall not affect the remainder of the Note.

                  13.5. LITIGATION FORUM. Promisor hereby agrees that any action arising out of this Note shall be brought and maintained in the Superior Court for the County of San Diego, State of California, or the United States District Court for the Southern District of California unless the Company, in its sole discretion, shall see fit to seek a different venue.

                  13.6. FURTHER ASSURANCES. Each party hereto agrees to perform any further action and to execute and deliver any further documents reasonably necessary and proper to carry out the intent of this Note.

                  13.7. HEADINGS. The headings of the various sections of this Note are for convenience only and are not intended to explain or modify any of the provisions of this Note.

                  13.8. REPRESENTATIONS AND WARRANTIES. Promisor represents and warrants that Promisor has the legal authority to enter into this Note and all agreements executed in connection herewith and to bind Promisor hereunder. Promisor represents and warrants to Company that eqch of this Note and the Pledge Agreement, upon their execution and delivery to Company by Promisor, is a valid and binding obligation of Promisor, enforceable in accordance with its terms. Promisor understands that the two-year holding period under Rule 144 of the Securities Act of 1933 will not begin to run until this Note has been paid in full.

                  13.9. SURVIVAL OF OBLIGATIONS. All representations, warranties and obligations of Promisor set forth in this Note shall survive the execution of this Note.

                  13.10. EFFECT OF COURSE OF DEALING. No course of dealing between Promisor and Company in exercising any of their respective rights under this Note shall operate as a waiver of any such rights, except where expressly waived in writing.

     [Remainder of page intentionally left blank. Signature page follows.]

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                                 SIGNATURE PAGE
                                 --------------

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                           PROMISOR:

                                           _______________________________
                                           [Full Name]

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                                PLEDGE AGREEMENT

         This Pledge Agreement ("Pledge Agreement"), dated as of January 3, 2002, is entered into by [Full Name], an individual, as pledgor ("Pledgor"), and

Genius Products, Inc., a Nevada corporation ("Genius"), as pledgee ("Pledgee") and pledge holder ("Pledge Holder").

                                   WITNESSETH:
                                   -----------

         A. Whereas Pledgor and Genius have entered into certain [Stock Option Agreement(s)] dated as of January 3, 2002 (the "Agreement[s]");

         B. Whereas, pursuant to the Agreement[s], Pledgor has provided notice to Genius of Pledgor's exercise of options ("Option Exercise Notice[s]") relating to _________ shares of Genius's Common Stock (the "Shares"), and Genius will receive a note payable by Pledgor secured by a pledge of the Shares from Pledgor for the payment of the exercise price (the "Note");

         C. Whereas, Pledgor and Genius will agree in this Pledge Agreement that, at the closing held under the Option Exercise Notice[s] (the "Closing"), Pledgor will cause to be delivered to Genius One Hundred Percent (100%) of the Shares (the "Pledged Shares");

         D. Whereas, the Certificates representing the Pledged Shares shall be in the name of Pledgor and shall be accompanied by stock powers signed in blank by Pledgor;

         E. Whereas, the Pledged Shares are to be pledged to Genius and held by Genius to secure the performance by Pledgor of its obligations under the Agreement, including without limitation payment of the Note payable to Genius from Pledgor; and

         F. Whereas, it is a condition to the consummation of the transactions contemplated by the Option Exercise Notice[s] that, at or prior to the closing contemplated by the Option Exercise Notice[s], this Pledge Agreement be entered into by the parties hereto.

         NOW, THEREFORE, in consideration of the premises and of their respective covenants and agreements hereinafter set forth, and of other good and valuable consideration, the parties hereto agree as follows:

                              TERMS AND CONDITIONS:
                              ---------------------

         1. APPOINTMENT OF PLEDGE HOLDER; DELIVERY OF PLEDGED SHARES; LEGEND.

                  1.1 Genius, on the one hand, and Pledgor on the other hand, hereby appoint and designate Genius as Pledge Holder for the purposes set forth herein, and Genius hereby accepts such appointment, subject to the terms and conditions contained herein.

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                  1.2 Simultaneously with the execution of this Pledge
Agreement, Pledgor shall deliver to Genius as Pledge Holder the Pledged Shares, together with stock powers executed in blank with respect to such Pledged Shares, to be held by Genius as Pledge Holder pursuant to the terms of this Pledge Agreement. Genius hereby acknowledges receipt of the Pledged Shares and agrees to hold and distribute the Pledged Shares as provided in this Pledge Agreement.

                  1.3 Except as set forth in Section 3 hereof, any additional shares of the Common Stock of Genius of which Pledgor may acquire beneficial ownership of by reason of a stock split, subdivision, or other recapitalization with respect to the Pledged Shares or otherwise, or any securities which are issued in exchange for or in replacement of the Pledged Shares, shall likewise be deposited with Genius (together with stock powers with respect thereto endorsed in blank) and shall be considered Pledged Shares hereunder. If any Pledged Shares are required to be delivered to Genius pursuant to Section 2 below, Pledgor shall promptly deliver or cause to be delivered to Genius upon request additional stock powers endorsed in blank with respect to any remaining Pledged Shares registered in the name of Pledgor.

                  1.4 Each certificate representing any Pledged Shares shall have the following legend noted conspicuously thereon:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LIEN IN FAVOR OF A PLEDGEE PURSUANT TO THAT CERTAIN PLEDGE AGREEMENT DATED AS OF JANUARY 3, 2002, BY [FULL NAME], AS PLEDGOR, AND GENIUS PRODUCTS, INC., AS PLEDGEE AND PLEDGE HOLDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER IMPOSED BY THE PLEDGE AGREEMENT UNTIL RELEASED FROM SUCH LIEN IN ACCORDANCE WITH THE TERMS OF THE PLEDGE AGREEMENT.

         2. PLEDGE OF PLEDGED SHARES; RESTRICTION ON TRANSFERABILITY; RELEASE FROM PLEDGE; DEFAULT.

                  2.1 Pledgor hereby pledges and grants to Genius a security interest in the Pledged Shares to secure the performance of Pledgor's obligations under the Option Exercise Notice[s], including without limitation a default in Pledgor's obligations under the Note delivered pursuant to the Option Exercise Notice[s].

                  2.2 Pledgor may not transfer any interest in Pledged Shares until all Pledged Shares are released from Pledge pursuant to Section 4.9 hereof.

                  2.3 No Pledged Shares may be released from the Pledge to Genius, except as provided in Section 4.9 hereof.

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                  2.4 With respect to all Pledged Shares released from the
Pledge on the Termination Date (as defined in Section 4.9 below), Pledgor agrees to execute and deliver to Genius such additional documents as Genius or Pledgor shall reasonably request to evidence the release of such Pledged Shares from the Pledge created hereby and the termination of the Pledge granted hereby.

                  2.5 Upon a default by Pledgor of any of its obligations under the Option Exercise Notice[s] or in the event of default in payment when due of any indebtedness under the Note, Genius may execute any and all of its rights as a secured creditor under the California Uniform Commercial Code with regard to the Pledged Shares. In the event of any foreclosure of the security interest, the Genius may sell the Pledged Shares or may itself repurchase any or all of the Pledged Shares. The parties agree that the repurchasing of said Pledged Shares by the Genius, or by any person to whom the Genius may have assigned its rights hereunder, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Pledged Shares diminished by any limitation on transferability, whether due to the size of the block of Pledged Shares or the restrictions of applicable securities laws.

                  2.6 The proceeds of any sale of the Pledged Shares by Genius shall be applied in the following order:

                           (i) To pay all reasonable expenses of Genius in
enforcing this Agreement, including without limitation reasonable attorneys' fees and legal expenses incurred by Genius;

                           (ii) In satisfaction of the remaining indebtedness
under the Note; and

                           (iii) To the Pledgor, any remaining proceeds.

         3. DIVIDENDS AND VOTING RIGHTS. Pledgor shall assume that no dividends are declared or paid by Genius until all of the Pledged Shares are released from Pledge pursuant to Section 4.9. Genius shall also retain all voting rights with respect to the Pledged Shares until such shares are released from Pledge.

         4. MISCELLANEOUS.

                  4.1 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legatees, personal representatives, executors, successors and assigns.

                  4.2 INTEGRATION, ETC. This Pledge Agreement and the Agreement[s] and its Exhibits and the Option Exercise Notice[s] embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous negotiations, commitments and writings with respect to the subject matter hereof or thereof. This Pledge Agreement may not be released, discharged, abandoned, changed or modified in any manner, except by an instrument in writing signed on behalf of each of the parties hereto by their duly authorized officers or representatives. The failure of any party hereto to enforce at any time any provision of this Pledge Agreement shall in no way be construed to be a waiver of such provision, nor in

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any way to affect the validity of this Pledge Agreement or any part thereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Pledge Agreement shall be held to be a waiver of any other or subsequent breach. In the event of a conflict between any provision hereof and any provision of the Agreement, the terms of this Pledge Agreement shall prevail.

                  4.3 NOTICES. Any notice or other communications required or permitted hereunder shall be sufficiently given if hand delivered in person or sent by express mail or by registered mail or certified mail, return receipt requested, postage prepaid, or by facsimile transmission, receipt confirmed, addressed as hereinafter shown below his or her signature or sent to such other address as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent or mailed. Notice shall be deemed effective when hand delivered; or faxed and confirmed by fax machine; or one (1) business day after deposited in overnight mail; or five (5) business days after deposited in mail and sent certified or registered mail.

                  4.4 CAPTIONS. The captions appearing in this Pledge Agreement are inserted only as a matter of convenience and as a reference and in no way define, limit or describe the scope or intent of this Pledge Agreement or any of the provisions hereof.

                  4.5 GOVERNING LAW. This Pledge Agreement shall be construed and the rights of the parties hereafter shall be governed by the laws of the State of California, without giving effect to the conflict of law principles thereof.

                  4.6 COUNTERPARTS; BINDING OBLIGATION. This Pledge Agreement may be executed by facsimile transmission, and in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Pledge Agreement shall become binding and effective when one or more counterparts, taken together, bear the signatures of all parties identified as signatories below.

                  4.7 ENFORCEMENT. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Pledge Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Pledge Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

                  4.8 SECURITY AGREEMENT. This Pledge Agreement shall constitute a Security Agreement within the meaning of the California Uniform Commercial Code.

                  4.9 TERMINATION. The Pledge Agreement and the Pledge created hereby shall terminate (i) when the Note is paid in full, and (ii) Genius shall have delivered all of the Pledged Shares to Pledgor pursuant to the terms hereof. Such date is herein referred to as the "Termination Date."

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Notwithstanding anything contained herein to the contrary, this Pledge Agreement shall not terminate in the event that the Note, with any interest thereon, is not fully paid by the Termination Date. No distribution shall be made until the
Note is paid in full.

                  4.10 TAX IDENTIFICATION NUMBER. All interest and other income earned under the Pledge Agreement shall be allocated and paid as provided hereunder and reported by the recipient to the IRS as having been so allocated and paid.

                  4.11 WAIVER. Any party hereto may (i) extend the time for the performance of any obligation or other act of any other party hereto or (ii) waive compliance with any agreement or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Pledge Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                  4.12 SEVERABILITY. If any term or other provisions of this Pledge Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Pledge Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Pledge Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Pledge Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Pledge Agreement be consummated as originally contemplated to the fullest extent possible.

                  4.13 NO THIRD-PARTY BENEFICIARIES. Except as otherwise provided in the Agreement and this Pledge Agreement, this Pledge Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Pledge Agreement.

                  4.14 VENUE; SUBMISSION TO JURISDICTION. Each of the parties consents to personal jurisdiction of any state or federal court sitting only in San Diego County, California, in any action or proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the action or proceeding may be heard and determined in any such court, and agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

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                                 SIGNATURE PAGE
                                 --------------

         IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as of the date set forth herein.

PLEDGOR:                                 GENIUS PRODUCTS, INC.:

___________________________________      By: ___________________________________
[Full name]                                  [name], Authorized Officer

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                      ASSIGNMENT SEPARATE FROM CERTIFICATE/
                             IRREVOCABLE STOCK POWER

         FOR VALUE RECEIVED I, [Full Name], hereby sell, assign and transfer unto ______________ (__________) shares of the Common Stock of Genius Products, Inc. ("Genius") standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint the corporate secretary of Genius attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This Stock Assignment may be used only in accordance with the Pledge Agreement between Genius and the undersigned dated January 3, 2002.

Dated: January 3, 2002

                                    Signature: ________________________________

                                    Printed Name: _____________________________

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